UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21120

Conestoga Funds

(Exact name of registrant as specified in charter)

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

 (Address of principal executive offices)

(Zip code)

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

 (Name and address of agent for service)

With Copy To:

Josh Deringer, Esq.

Drinker Biddle

One Logan Square, Ste 2000

Philadelphia, PA 19103

Registrant's telephone number, including area code: (800) 320-7790

Date of fiscal year end: September 30

Date of reporting period: March 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Institutional Advisors

LargeCap Fund

M a n a g e d   B y

Institutional Advisors LLC

SEMI-ANNUAL REPORT

March 31, 2011

(Unaudited)

This Page Intentionally Left Blank

Manager’s Letter

As of March 31, 2011

Dear Fellow Shareholders,

The third year of the recovery rally in equities began with considerable momentum.  The total returns in the S&P 500, Dow Jones Industrial Average and NASDAQ were 5.92%, 7.07% and 5.05%, respectively, for the first quarter, with the S&P 500 posting its strongest first quarter return in over a decade.  Fueled by the increase in the price of oil (which resulted from unrest in the Middle East and North Africa), Energy, up 16.3%, was the best performing sector within the S&P.  Industrials increased 8.2%, evidencing the continued recovery in the U.S. economy.  All S&P sectors had positive returns for the quarter.

Propelling the markets were fourth quarter 2010 earnings announcements.  Overall, corporate earnings exceeded expectations, with positive surprises and double-digit growth.  Geo-political events caused equities to pullback in March, as strife in Middle East countries and turmoil in Libya deteriorated into a civil war, while an earthquake, tsunami, and nuclear disaster in Japan added to investor unrest.  The confluence of global concerns is certainly worrisome but isn’t expected to materially offset the continued economic revival in the U.S.  Certainly, a potential headwind to the recovery would be a shift in the Fed’s focus:  away from stimulating the economy to raising rates in order to fight the threat of inflation.  However, equities remain attractive, given the improving economic outlook, continued strength in corporate profits, and a slowly declining unemployment rate.

The Institutional Advisors LargeCap Fund (IALFX) continues to provide strong relative performance while focusing on managing downside risk and participation in the market’s upside potential.  The result has been lower price volatility, superior financial strength, and earnings growth of the companies held in the Fund.  At 0.86, the Fund’s beta, an indication of historical price volatility relative to its benchmark, is nicely lower than that of the S&P 500’s 1.0.  The financial strength of the companies in the Fund, as measured by their average equity/capital ratio of 68.56%, is notably higher than the S&P 500’s ratio of 61.84%.  And finally, the Fund’s holdings have much higher earnings growth consistency and stability than the average company in the S&P 500 Index.

The total return of IALFX in the first quarter was 4.45%.  All of the Fund’s sectors had positive returns for the quarter; however, the portfolio’s underweight in Energy was a notable constraint on performance.  The portfolio’s best relative return was derived from the Information Technology sector.  While lagging the benchmark for the quarter, IALFX has produced strong relative performance over longer time periods. Institutional Advisors remains committed to a disciplined equity strategy approach, focusing on companies with strong balance sheets, solid valuations and consistent earnings growth.

Sincerely,

Terry L. Morris

Portfolio Manager

Institutional Advisors LargeCap Fund

Comparison of Changes in Value of $10,000 as of Closing Business Day Prior to Inception (March 31, 2009)

(Unaudited)

$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
Value of $10,000 Invested 3/31/2011
Institutional Advisors LargeCap Fund $16,185
S&P 500 Index $17,318
3/31/2009
9/30/2009
3/31/2010
9/30/2010
3/31/2011

	One Year Return	Since Inception (Annualized) (3/31/2009 through 3/31/2011)
Institutional Advisors LargeCap Fund	14.74%	27.22%
S&P 500 Index	15.65%	31.60%

The Fund's past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

INSTITUTIONAL ADVISORS LARGECAP FUND

Expense Example (Unaudited)

As a shareholder of the Institutional Advisors LargeCap Fund, you incur the following costs: management fees, trustee fees, load, transaction costs, and certain other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2010 through March 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in this Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Institutional Advisors LargeCap Fund:

	Beginning Account	Ending Account	Expenses Paid During the Period*
	Value	Value	October 1, 2010 through
	October 1, 2010	March 31, 2011	March 31, 2011

Actual	$1,000.00	$1,114.73	$7.12
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.20	$6.79

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one half year period).

INSTITUTIONAL ADVISORS LARGECAP FUND

Portfolio Holdings

March 31, 2011

(Unaudited)

The following chart gives a visual breakdown of the Fund by the sectors as defined by the Global Industry Classification Standard (“GICS”) developed by Morgan Stanley in collaboration with Standard and Poor’s.  The underlying securities represent a percentage of the total net assets.  The total net assets of the Fund on March 31, 2011 were $35,426,042.

INSTITUTIONAL ADVISORS LARGECAP FUND

Schedule of Investments
March 31, 2011 (Unaudited)

			% of Total
Shares		Value	Net Assets
COMMON STOCKS
Consumer Discretionary

Hotels, Restaurants & Leisure
24,515	Darden Restaurants, Inc.	$1,204,422
Media
29,508	McGraw-Hill Companies, Inc.	1,162,615
Specialty Retail
31,608	Staples, Inc.	613,827
Textiles, Apparel & Luxury Goods
7,315	VF Corp.	720,747

Consumer Discretionary Sector Total		3,701,611	10.45%

Consumer Staples

Beverages
11,064	Pepsi Co.	712,632
Food Products
18,796	General Mills, Inc.	686,994
30,322	McCormick & Co.	1,450,301
Food Products Total		2,137,295
Food & Staples Retailing
37,459	Walgreen Co.	1,503,604

Consumer Staples Sector Total		4,353,531	12.29%

Energy

Oil, Gas & Consumable Fuels
13,787	Chevron Corp.	1,481,965
14,673	Exxon Mobil Corp.	1,234,440
Oil, Gas & Consumable Fuels Total		2,716,405
Services & Equipment
19,860	Cameron International Corp. *	1,134,006

Energy Sector Total		3,850,411	10.87%

Financials

Insurance
15,471	Aflac, Inc.	816,559
29,436	Progressive Corp.	621,983
Insurance Total		1,438,542
Investment Advice
34,711	Federated Investors, Inc.	928,519

Financials Sector Total		2,367,061	6.68%

Schedule of Investments (Continued)
March 31, 2011 (Unaudited)

COMMON STOCKS (Continued)
			% of Total
Shares		Value	Net Assets
Health Care

Biotechnology
17,422	Amgen, Inc. *	$931,206
Health Care Equipment & Supplies
11,615	McKesson Corp.	918,166
17,023	Stryker Corp.	1,034,998
Health Care Equipment & Supplies Total		1,953,164
Health Care Providers & Services
6,783	Laboratory Corp. of America Holdings *	624,918
Pharmaceuticals
18,841	Johnson & Johnson	1,116,329
17,998	Pfizer, Inc.	365,539
Pharmaceuticals Total		1,481,868

Health Care Sector Total		4,991,156	14.09%

Industrials

Aerospace & Defense
15,959	United Technologies Corp.	1,350,929
Air Freight & Logistics
10,772	C.H. Robinson Worldwide, Inc.	798,528
Industrial Conglomerates
23,673	General Electric Co.	474,644
Machinery
23,008	Danaher Corp.	1,194,115

Industrials Sector Total		3,818,216	10.78%

Information Technology

Communications Equipment
14,053	Qualcomm, Inc	770,526
Computers & Peripherals
3,546	Apple, Inc. *	1,235,809
22,786	Hewlett-Packard Co.	933,543
7,049	International Business Machines, Inc.	1,149,480
Computers & Peripherals Total		3,318,832
Semiconductors
28,505	Altera Corp.	1,254,790
Schedule of Investments (Continued)
March 31, 2011 (Unaudited)

COMMON STOCKS (Continued)
Information Technology (Continued)
			% of Total
Shares		Value	Net Assets
Software
17,067	Intuit, Inc. *	$906,428
32,273	Microsoft Corp.	819,412
38,390	Oracle Corp.	1,283,474
Software Total		3,009,314

Information Technology Sector Total		8,353,462	23.58%

Materials

Packaging & Containers
27,664	Ball Corp.	991,755

Materials Sector Total		991,755	2.80%

Telecommunications Services

Diversified Telecommunication
36,617	AT&T, Inc.	1,120,846

Telecommunications Services Sector Total		1,120,846	3.16%

Utilities

Utilities
31,829	Wisconsin Energy Corp.	970,785

Utilities Sector Total		970,785	2.74%

TOTAL COMMON STOCKS
	(Cost $27,687,642)	34,518,834	97.44%

SHORT-TERM INVESTMENTS
880,801	UMB Bank Money Market Fiduciary 0.01% **	880,801	2.49%
	(Cost $880,801)

TOTAL INVESTMENTS
	(Cost $28,568,443)	35,399,635	99.93%

	Other Assets Less Liabilities	26,407	0.07%

	TOTAL NET ASSETS	$35,426,042	100.00%

* Non-income producing securities during the period.
** Variable rate security; the money market rate shown represents the yield at March 31, 2011.

The accompanying notes are an integral part of the financial statements.

INSTITUTIONAL ADVISORS LARGECAP FUND

Statement of Assets and Liabilities

March 31, 2011(Unaudited)

Assets:
Investments, at Value (Cost $28,568,443)	$35,399,635
Receivables:
Shareholder Subscriptions	37,178
Dividends & Interest	28,698
Other Assets	542
Total Assets	35,466,053
Liabilities:
Accrued Investment Advisory Fees Payable	34,814
Distribution Fees Payable	1,442
Shareholder Redemptions Payable	3,755
Total Liabilities	40,011

Net Assets	$35,426,042

Net Assets Consist of:
Beneficial Interest Paid-In	$28,164,073
Accumulated Net Investment Loss	(407,611)
Accumulated Net Realized Gain on Investments	838,388
Net Unrealized Appreciation in Value of Investments	6,831,192
Net Assets, for 2,250,172 Shares of Beneficial Interest Outstanding,
Unlimited Number of Shares Authorized with a $0.001 Par Value	$35,426,042
Net Asset Value and Redemption Price (1)
Per Share ($35,426,042/2,250,172 shares)	$15.74

Offering Price per share ($15.74/.945 sales charge as a percentage of the investment)	$16.66

(1) A deferred sales charge of up to 0.75% may be imposed on redemptions of shares representing original purchase of $1,000,000 or more that occur in the first year after purchase. The deferred sales charge is imposed on the lower of the original cost of the shares or the value of shares at the time of redemption.

The accompanying notes are an integral part of the financial statements.

INSTITUTIONAL ADVISORS LARGECAP FUND

Statement of Operations

For the Six Months Ended March 31, 2011(Unaudited)

Investment Income:
Dividends	$284,694
Interest	38
Total investment income	284,732
Expenses:
Investment advisory fees	229,026
Distribution fees	1,922
Trustees' fees and expenses	21,555
Total expenses	252,503
Less: Advisory fees waived	(70,630)
Net expenses	181,873

Net Investment Income	102,859

Realized & Unrealized Gain on Investments:
Net realized gain on investments	650,112
Net change in unrealized appreciation on investments	2,729,136
Net realized & unrealized gain on investments	3,379,248

Net increase in net assets resulting from operations	$3,482,107

The accompanying notes are an integral part of the financial statements.

INSTITUTIONAL ADVISORS LARGECAP FUND

Statement of Changes in Net Assets

	(Unaudited)
	For the Six Months	For the Year
	Ended	Ended
	3/31/2011	9/30/2010
Increase In Net Assets
From Operations:
Net investment income	$102,859	$100,365
Net realized gain on investments	650,112	299,755
Net change in unrealized appreciation on investments	2,729,136	1,771,663
Net increase in net assets resulting from operations	3,482,107	2,171,783
Distributions to shareholders from:
Net investment income	(140,822)	(68,324)
Realized Gain	(446,741)	-
Total Distributions	(587,563)	(68,324)
From shares of beneficial interest transactions:
Proceeds from sale of shares	12,196,080	5,310,143
Shares issued on reinvestment of distribution	189,830	25,454
Cost of shares redeemed	(1,702,255)	(5,450,008)
Total increase (decrease) in net assets from Fund share transactions	10,683,655	(114,411)

Total increase in net assets	13,578,199	1,989,048

Net Assets at Beginning of Period	21,847,843	19,858,795
Net Assets at End of Period (Includes accumulated net	$35,426,042	$21,847,843
investment income (loss) of $(407,611) and $77,093, respectively)

The accompanying notes are an integral part of the financial statements.

INSTITUTIONAL ADVISORS LARGECAP FUND

Financial Highlights

Selected data for a share outstanding throughout each period:

	(Unaudited)
	For the		For the	For the
	Six Months Ended		Year Ended	Period Ended
	March 31, 2011		September 30, 2010	September 30, 2009 *

Net asset value - beginning of period	$14.12		$12.76	$10.00

Net investment income	0.06		0.07	0.03
Net realized and unrealized gains on investments	1.94		1.34	2.73
Total from investment operations	2.00		1.41	2.76

Distributions from:
Net investment income	(0.09)		(0.05)	−
Realized Gains	(0.29)		−	−

Total distributions	(0.38)		(0.05)	−

Net asset value - end of period	$15.74		$14.12	$12.76

Total return	14.25%	***	11.02%	27.60%	***
Ratios/supplemental data
Net Assets - end of period (thousands)	35,426		21,848	19,859

Before waivers
Ratio of expenses to average net assets	1.87%	**	1.88%	1.85%	**
Ratio of net investment income to average net assets	0.24%	**	(0.05)%	0.15%	**

After waivers
Ratio of expenses to average net assets	1.35%	**	1.35%	1.35%	**
Ratio of net investment income to average net assets	0.76%	**	0.48%	0.65%	**

Portfolio turnover rate	15.50%	***	24.96%	8.99%	***

* The Institutional Advisors LargeCap Fund Commenced Operations March 31, 2009.
** Annualized
*** Not Annualized

The accompanying notes are an integral part of the financial statements.

INSTITUTIONAL ADVISORS LARGECAP FUND

Notes to Financial Statements

March 31, 2011 (Unaudited)

Note 1. Organization

Conestoga Funds (the ”Trust”) was organized as a Delaware statutory trust on February 5, 2002.  The Trust consists of two series, the Institutional Advisors LargeCap Fund (the “Fund”) and the Conestoga Small Cap Fund.  The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the “1940 Act”).  The Fund’s investment strategy is to provide long-term growth of capital.  The Fund's registration statement became effective with the SEC, and the Fund commenced operations on March 31, 2009.  The Fund’s investment adviser is Institutional Advisors LLC (the ”Adviser”).  Effective March 31, 2009 (commencement of operations), certain shareholders contributed cash and investment securities to the Fund in a tax-free exchange for 567,157 shares of beneficial interest.  The net assets received were valued at $5,671,571 in accordance with the Fund's stated valuation policies and included unrealized depreciation of $751,977.

Note 2.  Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation- Securities that are traded on any exchange are valued at the last quoted sale price.  Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Fund’s Adviser, the last bid price does not accurately reflect the current value of the security.  All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date and also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  The three-tier hierarchy seeks to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The three-tier hierarchy of inputs is summarized below:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities. Valuation adjustments and block discounts are not applied to Level 1 securities.  Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

INSTITUTIONAL ADVISORS LARGECAP FUND

Notes to Financial Statements (Continued)

March 31, 2011 (Unaudited)

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table presents information about the Fund’s assets measured at fair value as of March 31, 2011 by major security type:

                                          Quoted Prices in

                                         Active Markets for     Significant Other             Significant           Balance as of

                                           Identical Assets      Observable Inputs     Unobservable Inputs    March 31, 2011

                                                 (Level 1)                  (Level 2)                      (Level 3)                     (Total)

        Assets

Short-Term Investments       $      880,801                       $   -                             $   -               $      880,801

Common Stocks                      34,518,834                            -                                  -                  34,518,834

               Total                      $ 35,399,635                       $   -                             $   -               $ 35,399,635

Federal Income Taxes- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain.  Therefore, no federal income or excise tax provision is required.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements and requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof.  Management has evaluated the Fund’s tax positions as of March 31, 2011, and has determined that none of them are uncertain.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income and capital gains to its shareholders on an annual basis.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.  Those differences are primarily due to differing treatments for net investment losses and deferral of wash sale losses and post-October losses.  Distributions to shareholders are recorded on the ex-dividend date.

Security Transactions and Investment Income- The Fund follows GAAP and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Estimates- Preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Other- GAAP requires that permanent book/tax differences be reclassified to paid in capital.

INSTITUTIONAL ADVISORS LARGECAP FUND

Notes to Financial Statements (Continued)

March 31, 2011 (Unaudited)

Subsequent Events - Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Note 3. Investment Advisory Agreement and Other Related Party Transactions

The Fund has entered into an Advisory Agreement with the Adviser to provide supervision, and assistance in the overall management services to the Fund.  Under the terms of the Advisory Agreement, the Adviser pays all Fund expenses except Rule 12b-1 fees, shareholder servicing fees, fees and expenses of the unaffiliated Trustees, taxes, interest and extraordinary expenses.  The Advisory Agreement also provides that the Adviser supervises and assists in the overall management of the Fund’s affairs subject to the authority of the Board.  Pursuant to the Advisory Agreement, the Fund pays the Adviser a monthly fee calculated at an annual rate of 1.70% of the Fund’s average daily net assets.  For the six months ended March 31, 2011, the Adviser earned advisory fees of $229,026.

The Adviser has contractually agreed to limit the Fund’s expense ratio to 1.35%, excluding distribution (12b-1) and trustee fees, of the Fund’s average daily net assets until at least January 29, 2012.  The Adviser may not recoup any of the fees waived pursuant to this contractual waiver.  For the six months ended March 31, 2011, the Adviser waived $70,630 under this arrangement.

The Trust, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”).  Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1.  The Distribution Plan provides that the Fund may incur distribution expenses related to the sale of shares of up to 0.25% per annum of the Fund’s average daily net assets.  During the six months ended March 31, 2011, the Fund accrued $1,922 under the Distribution Plan.

The Distribution Plan provides that the Fund may finance activities that are primarily intended to result in the sale of the Fund’s shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents who enter into agreements with the Fund.

The Trust, on behalf of the Fund, adopted a shareholder servicing plan (“Shareholder Servicing Plan”).  Payments made under the Shareholder Servicing Plan to shareholder servicing agents (which may include affiliates of the Adviser) are for administrative support services to customers who may from time to time beneficially own shares and may be up to 0.25% per annum of the Fund’s average daily net assets.  These services may include: (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from the Fund on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders’ other accounts serviced by such financial institution; (iv) arranging for bank wires; (v) responding to shareholder inquiries relating to the services performed; (vi) responding to routine inquiries from shareholders concerning their investments; (vii) providing subaccounting with respect to shares beneficially owned by shareholders, or the information to the Fund necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with the Trust’s service contractors; (x) assisting shareholders in changing dividend options, account designations and addresses; (xi) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (xii) providing such other similar services as the Fund may reasonably request to the extent that the agent is permitted to do so under applicable statutes, rules and

INSTITUTIONAL ADVISORS LARGECAP FUND

Notes to Financial Statements (Continued)

March 31, 2011 (Unaudited)

regulations.  The Fund presently does not have any such shareholder agreements in effect and is not accruing fees under the Shareholder Servicing Plan.

Certain directors and officers of the Adviser are trustees, officers or shareholders of the Fund.  These individuals receive benefits from the Adviser resulting from the fees paid to the Adviser by the Fund.

The Board of Trustees reviewed and discussed the terms and provisions of the Investment Advisory Agreement for the Institutional Advisors LargeCap Fund on November 18, 2010.  In evaluating the Investment Advisory Agreement, generally the Board relied upon their knowledge of the Adviser, its services and the Fund, resulting from their meetings and interactions with management throughout the year.  The Board also relied upon written materials and oral presentations regarding the Investment Advisory Agreement, which they had received in preparation for their consideration of the Investment Advisory Agreement.

Nature, Extent and Quality of Services.  The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the Investment Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading.  The Board also reviewed and considered the nature and extent of the non-advisory services to be provided, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.

Fees, Expenses and Performance.  The Board reviewed performance information comparing the Fund to the Lipper Large Blend Fund average returns and the performance history of the Fund compared to its benchmarks.  The Board also compared the total expense ratio of the Fund to other large cap mutual funds and the Morningstar Large Blend Fund Average.  Because the Fund paid a management fee that included both advisory and administrative services, the Board determined that it would be appropriate to compare the Fund’s total expenses to those of its peers.

Other Benefits. Profitability of Adviser and Affiliates.  The Board reviewed the costs of the services provided by the Adviser and discussed the profitability of the relationship to the Adviser.  The Board considered “fall-out benefits” that could be derived by the Adviser and its affiliates from their relationship with the Fund. The Board also considered the Adviser’s use of “soft dollar” arrangements.  Under such arrangements, brokerage commissions paid by the Fund and/or other accounts managed by the Adviser would be used to pay for research that a securities broker obtains from third parties.

Economies of Scale.  The Board reviewed the structure of the Fund’s management fee and noted the contractual expense cap that was in place for the Fund. The Board considered the asset size of the Fund.

After considering and weighing all of the above factors, the Board concluded that: i) the nature, extent, and quality of the services provided by the Adviser were appropriate for the proper management of the Fund’s assets; ii) the Fund’s performance was in line with the performance of its benchmarks; iii) the current profitability of the Fund to the Adviser appeared reasonable; and iv) the Fund’s small asset size meant that economies of scale were not yet achievable. The Board determined that it was in the best interests of the Fund’s shareholders to approve the continuation of the advisory agreement.

The Board of Trustees approved the continuation of the Investment Advisory Agreement between the Trust, on behalf of the Fund and Institutional Advisors LLC dated February 5, 2009 through February 5, 2012.

INSTITUTIONAL ADVISORS LARGECAP FUND

Notes to Financial Statements (Continued)

March 31, 2011 (Unaudited)

Note 4. Beneficial Interest

As of March 31, 2011, there were an unlimited number of shares of beneficial interest with a $0.001 par value authorized.  The following table summaries the activity in shares of the Fund:

                         For the Six Months Ended 3/31/2011

	Shares	Value
Issued	802,170	$12,196,080
Reinvested	12,530	189,830
Redeemed	(112,294)	(1,702,255)
Total	702,406	$ 10,683,655

                                    For the Year Ended 9/30/2010

	Shares	Value
Issued	395,837	$5,310,143
Reinvested	1,863	25,454
Redeemed	(406,338)	(5,450,008)
Total	(8,638)	$ (114,411)

Note 5.  Investments

Investment transactions, excluding short term investments, for the six months ended March 31, 2011, were as follows:

Purchases……………………………………………..………….…$  13,817,631

Sales……………………………………………………………….….$    4,222,693

Based upon original cost, the cost of investments owned at March 31, 2011 is $28,568,443.  As of March 31, 2011, the gross unrealized appreciation on a tax basis totaled $7,177,737 and the gross unrealized depreciation totaled $346,545 for a net unrealized appreciation of $6,831,192.

As of September 30, 2010 the components of accumulated income/(losses) on a tax basis were as follows:

Net unrealized appreciation                   $4,012,613

Accumulated net realized gain                    213,950

Undistributed ordinary income                  140,862

                 Total                                     $4,367,425

As of September 30, 2010 the Fund did not have any unused capital loss carryforward remaining.  To the extent the carryforwards are used to offset future gains, the amount offset will not be distributed to shareholders.

The difference between the accumulated net realized gains for tax purposes and the accumulated net realized gains on investments reported in the Statement of Assets and Liabilities is due to differing treatment of short-term gains and wash sale losses, which are required to be deferred for tax purposes. Net unrealized appreciation on a tax basis and the net unrealized appreciation on investments reported in the Statement of Assets and Liabilities differ by this same wash sale loss figure.

INSTITUTIONAL ADVISORS LARGECAP FUND

Notes to Financial Statements (Continued)

March 31, 2011 (Unaudited)

Note 6. Contingencies & Commitments

The Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain various representations and warranties and provide general indemnifications.  The Fund’s maximum exposure under these arrangements is dependent on future claims against the Fund and is presently unknown.  However, the Fund considers the risk of loss from such potential claims to be remote.

Note 7. Control and Ownership of Shares

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of March 31, 2011, NFS LLC, in aggregate, owned approximately 96% of the Fund’s shares and may be deemed to control the Fund.

INSTITUTIONAL ADVISORS LARGECAP FUND

March 31, 2011

Trustees and Officers

(Unaudited)

The business and affairs of the Fund are managed under the direction of the Trust's Board of Trustees.  Information pertaining to the Trustees and Officers of the Trust are set forth below.  The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling toll free 1-800-292-2660.

Name & Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Disinterested Trustees[i] :
Michael R. Walker, 1948	Trustee	Since 2002	Partner of Franklin Realty Trust since 2004	2	None
Nicholas J. Kovich, 1956	Trustee	Since 2002	President & CEO of Kovich Capital Management (Private Asset Management), since 2001	2	Trustee, the Milestone Funds (1 portfolio)
William B. Blundin, 1939	Trustee	Since 2002	Founder & Principal of Bransford Investment Partners, LLC (Private Asset Management), since 1997	2	Trustee, the Saratoga Advantage Funds (14 portfolios)
Richard E. Ten Haken, 1934	Trustee	Since 2002	Chairman & President of Ten Haken & Associates, Inc., since 1992	2	Trustee & Chairman of Bryce Capital Mutual Funds from 2004-2006 (2 portfolios)
Interested Trustees[4]:
W. Christopher Maxwell, 1943	Chairman & Trustee	Since 2002	President & CEO of Maxwell Associates LLC, since 1997; Managing Partner of Conestoga Capital Advisors LLC, 2001-2008; CEO of Conestoga Funds, 2002-2010	2	None
William C. Martindale, Jr., 1942	CEO & Trustee	Since 2002	Managing Partner, Co-Founder, & Chief Investment Officer of Conestoga Capital Advisors LLC, since 2001	2	None

Name & Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation During Past Five Years
Officers:
William C. Martindale, Jr. 1942	CEO since September 2010; President from July 2002 to September 2010	Since 2002	Managing Partner, Co-Founder, & Chief Investment Officer of Conestoga Capital Advisors LLC, since 2001
Duane R. D’Orazio 1972	Secretary, since July 2002 Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since 2008	Since 2002	Head Trader, Managing Partner, and Chief Compliance Officer of Conestoga Capital Advisors, LLC since 2001
Robert M. Mitchell 1969	Treasurer since July 2002	Since 2002	Managing Partner, Co-Founder, Portfolio Manager, and Research Analyst of Conestoga Capital Advisors, LLC since 2001
Gregory B. Getts 1957	Assistant Treasurer since 2006	Since 2004	President and Owner of Mutual Shareholder Services, LLC since 1999
Mark S. Clewett 1968	Senior Vice President since February 2006	Since 2006	Managing Partner, Director of Institutional Sales and Client Service for Conestoga Capital Advisors, LLC since 2006; Senior Vice President of Consultant Relations for Delaware Investments, 1996-2005
Joseph F. Monahan 1959	Senior Vice President since 2008	Since 2009	Managing Partner, Portfolio Manager, and Research Analyst for Conestoga Capital Advisors, LLC since 2008; Senior Vice President and Chief Financial Officer of McHugh Associates (2001-2008)
David M. Lawson 1951	Senior Vice President since 2008	Since 2009	Managing Partner, Portfolio Manager, and Research Analyst for Conestoga Capital Advisors, LLC since 2008; President and Chief Operating Officer of McHugh Associates (1995-2008)
M. Lorri McQuade 1950	Vice President since September 2003	Since 2003	Partner (since 2003) and Administrative of Conestoga Capital Advisors, LLC. since 2001
Michelle L. Patterson 1976	Vice President since September 2003	Since 2003	Partner (since 2003) and Operations and Marketing Analyst of Conestoga Capital Advisors, LLC. since 2001

Notes:

1

Each Trustee may be contacted by writing to the trustee, c/o Conestoga Funds, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087.

2

There is no defined term of office for service as a Trustee.  Each Trustee serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.

3   Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies") or other investment companies registered under the 1940 Act.

4

Mr. Maxwell and Mr. Martindale each have ownership interest in Conestoga Capital Advisors.  Each of these persons are considered to be an “interested person” of the Fund and “Interested Person” within the meaning of the Investment Company Act of 1940.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q no later than 60 days following the close of the quarter.  You can obtain a copy, available without charge, on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended June 30, 2009 (the Fund commenced operations on March 31, 2009).  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policy

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities and the Fund’s portfolio securities voting record for the 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-292-2660 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Statement of Additional Information

The Fund's Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request.  You may call toll-free 1-800-292-2660 to request a copy of the SAI or to make shareholder inquiries.

Tax Information (Unaudited)

During the six months ended March 31, 2011, the Fund paid an income distribution of $0.0905 per share, and a realized gain distribution of $0.2871 per share, for a total distribution of $587,563.

INSTITUTIONAL ADVISORS LARGECAP FUND

Board of Trustees

W. Christopher Maxwell, Chairman

William B. Blundin

Nicholas J. Kovich

William C. Martindale, Jr.

Richard E. Ten Haken

Michael R. Walker

Investment Adviser

Institutional Advisors LLC

2201 Ridgewood Road #180

Wyomissing, PA 19610

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8000 Towne Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

UMB Bank , NA

928 Grand Blvd.

Kansas City, MO 64106

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street 26th Floor

Philadelphia, PA 19103

Counsel
Drinker Biddle & Reath LLP

One Logan Square Suite 2000

Philadelphia, PA  19103-6996

This report is provided for the general information of the shareholders of the Institutional Advisors LargeCap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s first fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Conestoga Funds

By /s/William C. Martindale Jr.

* William C. Martindale Jr.

   Chief Executive Officer

Date June 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ William C. Martindale Jr.

* William C. Martindale Jr.

   Chief Executive Officer

Date June 7, 2011

By /s/Robert M. Mitchell

* Robert M. Mitchell

  Treasurer and Chief Financial Officer

Date June 7, 2011

* Print the name and title of each signing officer under his or her signature.